SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	October 9, 2001

Date of Earliest Event Reported:	August 6, 2001

Modern MFG Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

MPEG Super Site, Inc.
(Former Name of Registrant)

Nevada	84-0503585
(State of Organization)	(I.R.S. Employer Identification No.)

Commission File Number: 001-15337

4462 Russell Road #102
Mukilteo, Washington 98275
(Address of Principal Executive Offices)

Registrant's Telephone Number (including area code): (425) 315-1772

MPEG Super Site, Inc.
22431 Antonio Parkway B-160, Suite 415
Rancho Santa Margarita, California 92688
(Former Name and Address of Registrant)

I

Modern MFG Services, Inc.

ITEM 1:

CHANGES IN CONTROL OF REGISTRANT.

Modern MFG Services, Inc. a Nevada corporation, formerly known as MPEG Super Site, Inc. has completed the acquisition of Modern MFG Services, Inc., a Washington corporation. The one-for-twenty reverse split of its common shares was effective as of the start of trading under the new symbol MMFS on August 6, 2001. The Company has 12,339,985 shares issued and outstanding.

ITEM 2:

ACQUISITION OR DISPOSITION OF ASSETS.

See ITEM 1

ITEM 5:

OTHER EVENTS

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (AGREEMENT) between:

MPEG SUPER SITE INC.,
22431 B-160 Antonio Parkway #415
Rancho Santa Margarita, CA 92688 (hereinafter "MPSS”)

AND

Modern MFG. Service’s Inc.
Doing business as VIRTUAL RFQ
4463 Russell Road, Suite 102
Mukilteo, WA 98275 (hereinafter "VRFQ")

AND:

The owners or subscribers of 11,525,000 shares of (Common) Stock which when issued will constitute 100% of all the issued and outstanding stock of VRFQ hereinafter, collectively the “Shareholders”),

Whereas, MPSS wishes to acquire, and the Shareholders agree to transfer, all of the issued and outstanding securities of VRFQ in a transaction intended to qualify as a reorganization within the meaning of section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

This Agreement witnesses that, MPSS, VRFQ, and the Shareholders hereby AGREE to enter into and be bound by this AGREEMENT AND PLAN FOR RE-ORGANIZATION in accordance with the following terms:

1.

Exchange of Stock

1.1

Number of Shares.

The shareholders agree to transfer to MPSS at the Closing (defined below) the number of shares of common stock of VRFQ, in exchange for an aggregate of 11,525,000 shares of voting common stock of MPSS, at an exchange ratio of one (1) shares of MPSS common stock for one (1) share of VRFQ common stock.

Modern MFG Services, Inc.

1.2

Exchange of Certificates.

Each holder of an outstanding certificate or certificates theretofore representing shares of VRFQ common stock shall surrender such certificate(s) for the number of full shares of MPSS common stock into which the shares of VRFQ common stock represented by the certificate or certificates so surrendered shall have been converted. The transfer of VRFQ shares by the Shareholders shall be effected by the delivery to MPSS, at the Closing, of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank.

l.3

Fractional Shares.

Fractional shares of MPSS common stock shall not be issued, but, in lieu thereof, MPSS shall round up fractional shares to the next highest whole number.

l.4

Further Assurances.

At the Closing, and from time to time thereafter, the Shareholders shall execute such additional instruments and take such other action as MPSS may request in order more effectively to sell, transfer, and assign the transferred stock to MPSS and to confirm MPSS' title thereto.

l.5

Securities Outstanding After Closing.

Immediately following the Closing and after the issuance of the 11,525,000 common shares to VFRQ as stated in section 1.1 above, MPSS will have a total of 12,339,679 issued and outstanding common shares. It is agreed upon by both parties and prior to the closing of this transaction MPSS will seek approval from its shareholders to complete a roll back of MPSS issued and outstanding shares on a 20-1 ratio. Upon completion of this roll back, the issued and outstanding shares of MPSS will be 814,679 common shares.

2.

Exchange of Other Securities

2.l

Securities Exchanged.

In accordance with the terms and conditions contained, upon execution by all parties, outstanding warrants, options, stock rights and all other securities of VRFQ, owned by its Shareholders shall, subject to terms contained therein, be exchanged and adjusted, for similar securities of MPSS.

2.2

Ratio of Exchange.

The securities of VRFQ owned by the Shareholders, and the corresponding securities of MPSS for which the VRFQ securities are to be exchanged under section 2.1.

2.3

Registration Rights.

The securities issued from MPSS for which the VRFQ securities are to be exchanged under the terms of this Agreement shall carry with them the right to be registered with the Securities Exchange Commission (“the SEC”). It is hereby agreed that VRFQ shall be responsible for all costs and expenses associated with said registration.

3.

Escrow and Closing

(a)

On the date hereof, the parties will enter into an escrow agreement (the "Escrow Agreement"), evidencing the mutual agreement of the parties to appoint David H. Jarvis, Esq. to act as Escrow Agent (the "Agent") for the transaction(s) provided for under the terms of this Agreement.

(b)

On the date hereof, MPSS will deposit 11,525,000 Shares of MPSS common stock deliverable to shareholders of VRFQ under the terms of this Agreement, with the Agent evidenced by one or more certificates evidencing the Shares, endorsed in blank, or are accompanied by duly executed stock powers.

(c)

On the date hereof, VRFQ will deposit with the Agent one or more certificates evidencing the Shares of VRFQ deliverable to MPSS under this Agreement, endorsed in blank or accompanied by duly executed stock powers.

Modern MFG Services, Inc.

3.1

Closing

The closing contemplated herein, subject to the satisfaction of all representations and warranties, and all conditions, obligations and duties owed to and by the parties under this Agreement, and including the satisfaction of the terms and of Escrow Agreement, is hereby agreed to be held on July 1, 2001 at Los Angeles, California, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceedings shall be deemed taken nor documents deemed executed or delivered until all have been taken delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties, evidenced in writing.

Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

4.

Unexchanged Certificates.

Until surrendered, each outstanding certificate(s) that, prior to the Closing, represented VRFQ common stock shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of MPSS common stock into which it was converted. No dividend or other distribution shall be paid to the holders of certificates of VRFQ common stock until presented for exchange at which time any outstanding dividends or other distributions shall be paid.

5.

Representations and Warrants of VRFQ

VRFQ represents and warrants that as of the date of closing the following:

5.1

Corporate Status.

VRFQ is a corporation duly organized, validly existing, and in good standing under the laws of Washington and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

5.2

Capitalization.

Prior to closing, the authorized capital stock of VRFQ will consists of 50,000,000 million shares of common stock of which (11,525,000) shares will be issued and outstanding, all fully paid and non assessable. There are no shares of preferred stock issued or authorized.

5.3

Subsidiaries.

VRFQ has no Subsidiaries.

5.4

Financial Statements.

The financial statements of VRFQ dated December 31, 2000, or such other period as acceptable, to MPSS (VRFQ's Financial Statements) furnished to MPSS are correct and fairly present the financial condition of VRFQ as of the dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied.

5.5

Undisclosed Liabilities.

VRFQ had no liabilities of any nature except to the extent reflected or reserved against in VRFQ's Financial Statements, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due, and VRFQ's accounts receivable, if any, are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefore in VRFQ's Financial Statements.

Modern MFG Services, Inc.

5.6

Absence of Material Changes.

Between the date of VRFQ's Financial Statements and the date of this Agreement, there have not been, except as set forth in a list certified by the president of VRFQ and delivered to MPSS, (1) any changes in VRFQ's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction, or loss of or to VRFQ's property, whether or not covered by insurance; (3) any declaration or payment of any dividend or other distribution in respect of VRFQ's capital stock, or any direct or indirect redemption, purchase, or other MPSS of any such stock; or (4) any increase paid or agreed to in the compensation, retirement benefits, or other commitments to employees.

5.7

Litigation.

There is no litigation or proceeding pending, or to VRFQ's knowledge threatened, against or relating to VRFQ, its properties or business, except as set forth in a list certified by the president of VRFQ and delivered to MPSS.

5.8

Contracts.

VRFQ is not a party to any material contract other than those listed as attachment hereto.

5.9

No Violation.

Execution of this agreement and performance by VRFQ hereunder has been duly authorized by all requisite corporate action on the part of VRFQ, and this Agreement constitutes a valid and binding obligation of VRFQ, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of VRFQ is subject or by which VRFQ is bound.

5.10

Taxes.

VRFQ has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. VRFQ has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, by have not become payable, they have been adequately reflected as liabilities on the books of VRFQ and are reflected in the financial statements furnished hereto.

5.11

Title to Property.

VRFQ has good and marketable title to all properties and assets, real and personal, reflected in VRFQ's Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business, and VRFQ's properties and assets are subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists.

5.12

Corporate Authority.

VRFQ has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.

5.13

Access to Records.

From the date of this Agreement to the Closing, VRFQ will:

(1) Give to MPSS and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that MPSS may inspect and audit them and (2) furnish such information concerning VRFQ's properties and affairs as MPSS may reasonably request.

Modern MFG Services, Inc.

5.14

Confidentiality.

Until the Closing (and permanently if there is no Closing), VRFQ and the Shareholders will keep confidential any information they obtain from MPSS concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, VRFQ and the Shareholders will return to MPSS all written matter with respect to MPSS obtained by them in connection with the negotiation or consummation of this Agreement.

6.

Representations and Warranties of the Shareholders

The Shareholders, individually and separately, represent and warrant as follows:

6.1

Title of Shares.

The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of VRFQ shares which are listed in the attached schedule and which they have contracted to exchange.

6.2

Litigation.

There is no litigation or proceedings pending, or to each Shareholder's knowledge threatened, against or relating shares of VRFQ held by the Shareholders.

7.

Representations and Warranties of MPSS

The MPSS represents and warrants as follows;

7.1

Corporate Status.

MPSS is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

7.2

Capitalization.

The authorized capital stock of MPSS consists of 50 million shares of common stock, of which 16,293,580 shares are issued and outstanding, all fully paid and non assessable and no shares of non-designated preferred stock. There are no shares of preferred stock issued or authorized, warrants or options.

7.3

Subsidiaries.

MPSS may have other subsidiaries.

7.4

Public Company.

MPSS filed with the Securities and Exchange Commission in accordance with RULE 15c2-11(a)(5) PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, AND IS INTENDED ONLY AS INFORMATION TO BE USED BY SECURITIES BROKER-DEALERS, on March 12, 1999.

7.5

Public Filings.

MPSS has timely filed all reports required to be filed by it under Section 13 of the Securities Exchange Act of 1934.

7.6

Financial Statement.

The reviewed financial statements of MPSS of September, 2000 or such other period as acceptable VRFQ (MPSS' Financial Statements) furnished to VRFQ are correct and fairly present the financial condition of MPSS as of the dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied.

Modern MFG Services, Inc.

7.7

Undisclosed Liabilities.

MPSS had no liabilities of any nature except to the extent reflected or reserved against in MPSS' Financial Statements and/or have been disclosed to VRFQ, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due, and MPSS' accounts receivable, if any, are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefore in MPSS' Financial Statements.

7.8

Absence of Material Changes.

Between the date of MPSS' Financial Statements and the date of this Agreement, there have not been, except as set forth in a list certified by the president of MPSS and delivered to VRFQ, (1) any changes in MPSS' financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction, or loss of or to MPSS' property, whether or not covered by insurance; (3) any declaration or payment of any dividend or other distribution in respect of MPSS' capital stock, or any direct or indirect redemption, purchase, or other MPSS of any such stock; or (4) any increase paid or agreed to in the compensation, retirement benefits, or other commitments to employees.

7.9

Litigation.

There is no litigation or proceeding pending, or to the Company's knowledge threatened, against or relating to MPSS, its properties or business, except as set forth in a list certified by the president of MPSS and delivered to VRFQ.

7.10

Contracts.

MPSS is not a party to any material contract other than those listed as an attachment hereto.

7.11

No Violation.

Execution of this Agreement and performance by MPSS hereunder has been duly authorized by all requisite corporate action on the part of MPSS, and this Agreement constitutes a valid and binding obligation of MPSS, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of MPSS is Subject or by which MPSS is bound.

7.12

Taxes.

MPSS has filed in correct form all federal, state, and other tax returns of very nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. MPSS has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of MPSS and are reflected in the financial statements furnished hereto.

7.13

Title to Property.

MPSS has good and marketable title to all properties and assets, real and personal, reflected in MPSS' Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business, and MPSS' properties and assets are Subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists.

7.14

Corporate Authority.

MPSS has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.

Modern MFG Services, Inc.

7.15

Confidentiality.

Until the Closing (and permanently if there is no Closing), MPSS and its representatives will keep confidential any information, which they obtain from VRFQ concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, MPSS will return to VRFQ all written matter with respect to VRFQ obtain by it in connection with the negotiation or consummation of this Agreement.

7.16

Investment Intent.

MPSS is acquiring the VRFQ shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof, except as provided for under the terms and conditions contained herein to and amongst the existing shareholders in VRFQ.

8.

Conduct Pending the Closing

MPSS, VRFQ and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

8.1 No change will be made in the charter documents, by-laws or other corporate documents of MPSS or VRFQ.

8.2 This Agreement will be submitted for shareholder approval with a favorable recommendation by the Board of Directors of each of VRFQ and MPSS and the Board of Directors of each will use its best efforts to obtain the requisite shareholder approval.

8.3 VRFQ and MPSS will use their best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

8.4 Prior to closing, none of the Shareholders will sell, transfer, assign, hypothecate lien, or otherwise dispose or encumber the VRFQ shares of common stock owned by them.

9.

Conditions Precedent to Obligation of VRFQ and the Shareholders

VRFQ's and the Shareholder's obligation to consummate this exchange shall be Subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by VRFQ or the Shareholders as appropriate:

9.1

MPSS' Representations and Warranties.

The representations and warranties of MPSS set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

9.2

MPSS' Covenants.

MPSS shall have performed all covenants required by this Agreement to be performed by it on or before the Closing.

9.3

Board of Director Approval.

This Agreement shall have been approved by the Board of Directors of MPSS.

Modern MFG Services, Inc.

9.4

Supporting Documents of MPSS.

MPSS shall have delivered to VRFQ and the Shareholders supporting documents in form and substance reasonably satisfactory to VRFQ and the Shareholders, to the effect that:

(a)	MPSS is a corporation duly organized, validly existing, and in good standing;
(b)	MPSS' authorized capital stock is as set forth herein;
(c)	Certified copies of the resolutions of the Board of Directors of MPSS authorizing the execution of this
Agreement and the consummation hereof;
(d)	Secretary's certificate of incumbency of the officers and directors of MPSS;
(e)	MPSS' Financial Statement and unaudited financial statement for the period from the date of the audited financial statements to the close of most recent fiscal quarter; and
(f)	Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

10.

Conditions Precedent to Obligation of MPSS

MPSS' obligation to consummate this merger shall be Subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by MPSS:

10.5

VRFQ's and the Shareholder's Representations and Warranties.

The representations and warranties of VRFQ and the Shareholders set forth herein shall be true and correct at the Closing as though made at and as of that date except as affected by transactions contemplated hereby.

10.6

VRFQ's and the Shareholder's Covenants.

VRFQ and the Shareholders shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.

10.7

Board of Director Approval.

This Agreement shall have been approved by the Board of Directors of VRFQ.

10.8

Shareholder Execution.

This Agreement shall have been executed by the required number of shareholders of VRFQ.

10.9

Supporting Documents of VRFQ.

VRFQ shall have delivered to MPSS supporting documents in form and substance reasonably satisfactory to MPSS to the effect that:

(a)	VRFQ is a corporation duly organized, validly existing and in good standing;
(b)	VRFQ's capital stock is as set forth herein;
(c)	Certified copies of the resolutions of the board of directors of VRFQ authorizing the execution of this
Agreement and the consummation hereof;
(d)	Secretary's certificate of incumbency of the officers and directors of VRFQ;
(e)	VRFQ's Financial Statements and unaudited financial statements for the period from the date of the audited financial statements to the close of the most recent fiscal quarter; and
(f)	Any document as maybe specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

Modern MFG Services, Inc.

11.

Indemnification

11.1

Indemnification of MPSS.

VRFQ and the Shareholders severally (and or jointly) agree to indemnify MPSS against any loss, damage, or expense (including reasonable attorney fees) suffered by MPSS from (1) any breach by VRFQ or the Shareholders of this Agreement or (2) any inaccuracy in or breach of any of the representations, warranties, or covenants by VRFQ or the Shareholders herein.

11.2

Proportionate Liability.

The liability of each Shareholder under this section shall be in the proportion that the total number of MPSS shares to be received by him bears to the total number of MPSS shares to be received by all the Shareholders and shall in no event exceed 25% of the value of the MPSS shares received by such shareholder. With respect to Shareholders that are estates, trusts, or custodianships, the executor, trustee, or custodian is a party to this Agreement only in its fiduciary capacity and liability hereunder shall be limited to the fiduciary assets and shall not extend to the assets of the executor, trustee, or custodian.

11.3

Indemnification of VRFQ and the Shareholders.

MPSS agrees to indemnify VRFQ and the Shareholders against any loss, damage, or expense (including reasonable attorney fees) suffered by VRFQ or by any of the Shareholders from (1) any breach by MPSS of this Agreement or (2) any inaccuracy in or breach of any of MPSS' representations, warranties, or covenants herein.

11.4

Defense of Claims.

Upon obtaining knowledge thereof, the indemnified party shall promptly notify the indemnifying party of any claim, which has given or could give rise to a right of indemnification under this Agreement. If the right of indemnification relates to a claim asserted by a third party against the indemnified party, the indemnifying party shall have the right to employ counsel acceptable to the indemnified party to cooperate in the defense of any such claim. As long as the indemnifying party is defending any such claim in good faith, the indemnified party will not settle such claim. If the indemnifying party does not elect to defend any such claim, the indemnified party shall have no obligation to do so.

12.

Termination.

This Agreement may be terminated (1) by mutual consent in writing; (2) by either VRFQ, the Shareholders or MPSS if there has been a material misrepresentation or material breach of any warranty or covenant by any other party; or (3) by either VRFQ, the Shareholders or MPSS if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing.

13.

Shareholders' Representative.

The Shareholders hereby irrevocably designate and appoint Roger Janssen as their agent and attorney in fact (Shareholder's representative) with full power and authority until the Closing to execute, deliver and receive on their behalf all notices, requests, and other communications hereunder: to fix and alter on their behalf the date, time, and place of Closing: to waive, amend, or modify any provisions of this Agreement, and to take such other action, on their behalf, in connection with this Agreement, the Closing, and the transactions contemplated hereby as such agent or agents deem appropriate; provided, however, that no such waiver, amendment, or modification maybe made if it would decrease the number of shares to be issued to the Shareholders hereunder or increase the extent of their obligation to indemnify MPSS hereunder.

14,

Survival of Representations and Warranties.

The representations and warranties of the VRFQ, the Shareholders and MPSS set out herein shall survive the Closing.

Modern MFG Services, Inc.

15.

Arbitration

Scope. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this Agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association.

Site. The site of arbitration shall be chosen by the party against whom arbitration is sought, provided only that arbitration shall be held at a place in the reasonable vicinity of such party's place of business or primary residence and shall be within the United States. The site of counterclaims will be the same as the site of the original arbitration. Any disputes concerning site will be decided by the American Arbitration Association.

Applicable Law. The law applicable to the arbitration and this agreement shall be that of the State of Colorado, determined without regard to its provisions which would otherwise apply to a question of conflict of laws. Any dispute as to the applicable law shall be decided by the arbitrator.

Disclosure and Discovery. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters, which are the Subject of the arbitration, and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

Finality and Fees. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law. Each party to the arbitration shall pay its own costs and counsel fees.

Measure of Damages. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

Covenant Not to Sue. The parties covenant that under no conditions will any party or any affiliate file action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

Intention. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

Modern MFG Services, Inc.

16.

General Provisions

16.1

Further Assurances.

From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

16.2

Waiver.

Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

16.3

Brokers.

Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

16.4

Notices.

All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to MPSS, to:

MPEG Super Site, Inc.
22431 B-160 Antonio Parkway #415
Rancho Santa Margarita, CA 92688

If to VRFQ, to:

Roger Janssen
Virtual RFQ.
4463 Russell Road
Suite #102
Mukilteo, WA 98275

If to the Shareholder, to:

Roger Janssen
4463 Russell Road
Suite #102
Mukilteo, WA 98275

Modern MFG Services, Inc.

16.5

Governing Law.

This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

16.6

Assignment.

This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

16.7

Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

16.8

Effective Date.

This effective date of this Agreement shall be February 7, 2001.

MPEG Super Site, Inc.

By /S/ Bruce M. Tomiyama
Bruce M. Tomiyama

Virtual RFQ

By \S\ Roger Janssen
Roger Janssen

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

MPEG SUPER SITE, INC.
Financial Statements

KDS
Member American Institute	KURT D. SALIGER	Member Nevada
Society of Certified Public Accountants	Certified Public Accountant	of Certified Public
Accountants

INDEPENDENT AUDITOR'S REPORT

Board of Directors
MPEG Super Site, Inc.

     I have audited the accompanying balance sheets of MPEG Super Site, Inc. as of June 30, 2001 and as of June 30, 2000 and the related statements of operations, stockholders' equity and cash flows for the years from July 1, 2000 to June 30, 2001 and from July 1, 1999 to June 30, 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPEG Super Site, Inc. at June 30, 2001 and at June 30, 2000 and the results of its operations and its cash flows for the years July 1, 2000 to June 30, 2001and July 1, 1999 to June 30, 2000 in conformity with generally accepted accounting principles.

\S\ Kurt D. Saliger, C.P.A.
Kurt D. Saliger C.P.A.
September 5, 2001

1601 South Rainbow Blvd. · Suite 220B · Las Vegas, Nevada 89146
Phone: (702) 367-1988 Fax: (702) 948-8674

MPEG SUPER SITE, INC.
BALANCE SHEET

	June 30,	June 30,
	2001	2000

ASSETS
CURRENT ASSETS
Cash	$5,174	$145
Accounts Receivable	$0	$7,000

TOTAL CURRENT ASSETS	$5,174	$7,145

OTHER ASSETS
Deposits	$38,500	$40,150

TOTAL ASSETS	$43,674	$47,295

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	$133,699	$130,244
Accrued Liabilities	$205,000	$175,001
Due To Shareholder	$264,643	$216,947

TOTAL CURRENT LIABILITIES	$603,342	$522,192

LONG-TERM DEBT	$0	$0

STOCKHOLDERS' EQUITY
Common Stock, $0.001 par value
authorized 100,000,000 shares issued
and outstanding 16,293,580	$16,294	$16,294

Additional Paid In Capital	$720,402	$720,402

Retained Earnings (Deficit)	($1,296,364)	($1,211,593)

TOTAL STOCKHOLDERS' EQUITY	($559,668)	($474,897)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$43,674	$47,295

See accompanying notes to financial statements

MPEG SUPER SITE, INC.
STATEMENT OF OPERATIONS

	July 1, 2000 July1, 1999
	To June 30, To June 30,
	2001 2000

INCOME
Revenue	$0	$10,000

TOTAL INCOME	$0	$10,000

EXPENSES
General and Administrative	$84,771 $1,221,593

TOTAL EXPENSES	$84,771 $1,221,593

INCOME (LOSS) FROM OPERATIONS	($84,771) ($1,211,593)
Interest Income	$0	$0

INCOME (LOSS) BEFORE INCOME TAXES	($84,771) ($1,211,593)
Provision for income taxes	$0	$0

NET INCOME (LOSS)
($84,771) ($1,211,593)

NET INCOME (LOSS)
PER SHARE - BASIC AND DILUTED	($0.005)	($0.07)

AVERAGE NUMBER OF
SHARES OF COMMON
STOCK OUTSTANDING	16,293,580 16,293,580

See accompanying notes to financial statements.

	.
		MPEG SUPER SITE, INC.
	STATEMENT OF STOCKHOLDERS' EQUITY
			June 30, 2001
			June 30, 2000

			Common Stock

				Additional	Retained
		Number of		Paid In	Earnings
		Shares	Amount	Capital	(Deficit)

Balance July 1, 1999		7,000,000	$7,000	$0	$0

Issued for cash
various 2000 dates		9,293,580	$9,294	$720,402	$0

Net Income
July 1, 1999 to June 30, 2000		-------------	----------	-----------	($1,211,593)

Balance June 30, 2000		16,293,580 $16,294		$720,402 ($1,211,593)

Net Income (Loss)
July 1, 2000 to June 30, 2001		-------------	----------	-----------	($84,771)

Balance June 30, 2001		16,293,580	$16,294	$720,402	($1,293,364)

See accompanying notes to financial statements.

MPEG SUPER SITE, INC.
STATEMENT OF CASH FLOWS

July 1, 2000 to July 1, 1999 to
June 30, 2001 June 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (loss)	($84,771) ($1,211,593)

Decrease in accounts receivable	$7,000 $0
Decrease in Deposits	$1,650 $0
(Decrease) Increase in accounts payable	$3,455 ($323,906)
Increase in accrues liabilities	$29,999 $175,001
Increase in due to shareholder	$47,696 $216,947

Net Cash (Used) In Operating Activities	$5,029 ($1,143,551)

CASH FLOWS FROM INVESTNIG ACTIVITIES
Purchases of fixed assets	$0 $0

$5,029 ($1,143,551)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of Common Stock for cash	$0 $729,696

Net increase (decrease) in cash	$5029 ($413,855)

Cash, Beginning	$145 $414,000

Cash, Ending	$5,174 $145

See accompanying notes to financial statements

MPEG SUPER SITE, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2001
June 30, 2000

NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

The Company was incorporated June 18, 1999 under the laws of the State of Nevada. The Company was organized to engage in any lawful activity. The Company is a marketer and promoter of entertainment events and related activities and also provides consulting services to the entertainment industry. Rocky Mountain Power Company was incorporated September 30, 1958 under the laws of the State of Colorado. See NOTE 7.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Method

The Company records income and expenses on the accrual method.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes sales revenue and consulting fees when the services are provided.

Fixed Assets

The Company maintains nor controls any fixed assets.

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with Statement of Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Loss Per Share

Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock equivalents had been converted to common stock. As of June 30, 2001, the Company had no dilutive common stock equivalents such as stock options.

MPEG SUPER SITE, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2001
June 30, 2000

NOTE 3 - INCOME TAXES

There is no provision for income taxes for the periods from July 1, 2000 to June 30, 2001 or July 1, 1999 to June 30, 2000 due to the net loss for the periods.

NOTE 4 - STOCKHOLDERS' EQUITY

Common Stock

The authorized common stock of the Company consists of 100,000,000 shares with $0.001 par value per share with 16,293,580 shares issued and outstanding as of June 30, 2001.

Preferred Stock

The authorized preferred stock of the Company consists of 200,000 shares with a par value of $25.00 per share. No shares of preferred stock are issued and outstanding.

NOTE 5 - SUBSEQUENT EVENT

On February 7, 2001, the Company entered into a stock purchase agreement with Modern MFG Services, Inc.dba Virtual RFQ whereas MPEG Super Site, Inc. agreed to acquire 100% of the stock of the aforementioned company. The stock for stock transaction was approved by the shareholders of the company on July 6, 2001. The shareholders also approved a domicile change from Colorado to Nevada, a name change to Modern MFG Services, Inc. and a one for twenty reverse split of its common stock. The acquisition was completed and the one for twenty reverse split became effective upon the start of trading under the new symbol (OTCBB:MMFS) on August 6, 2001.

NOTE 6 - LITIGATION

The Company is involved in litigation with L.A. Commercial Group, Inc. The Company has a judgment against it on April 2, 2001 in Superior Court of the State of California for the County of Los Angeles for the aggregate sum of $30,000 without interest, attorney's fees or costs. This amount has been properly accrued in this fiscal year.

NOTE 7 - ROCKY MOUNTAIN POWER TRANSACTION

The company has completed a stock purchase agreement with Rocky Mountain Power Company on September 21, 1999, whereas Rocky Mountain Power Company agreed to acquire 100% of the stock of MPEG Super Site, Inc. The stock for stock transaction was accounted for as a reverse merger where MPEG Super Site, Inc. was the accounting acquirer since its shareholders received a 93% interest in the combined entity through the acquisition of 13,900,000 shares of common stock. The historical financial statements are those of MPEG Super Site, Inc. and Rocky Mountain Power Company’s operations are included commencing on the merger date. There were no assets or liabilities of Rocky Mountain Power Company carried forward, acquired or included in the financial statements of MPEG Super Site, Inc. as of the merger date of September 21, 1999. Rocky Mountain Power Company reported assets of approximately $2.3 million as of June 30, 1999 but these assets were disposed of through a 14-A spinout prior to the merger date.

MODERN MFG SERVICES, INC.
(A Development Stage Company)
FINANCIAL STATEMENTS

JONATHON P.REUBEN C.P.A. AN ACCOUNTANCY CORPORATION
23440 HAWTHORNE BLVD., SUITE 270
TORRANCE, CA 90505
(310) 378-3609

Independent Auditors' Report

Board of Directors
Modern MFG Services, Inc.
Everett, Washington

We have audited the accompanying balance sheet of Modern MFG Services, Inc. (A Development Stage Company) as of June 30, 2001, and the related statements of operations and deficit accumulated during the development stage, cash flows, and stockholders' deficit for the five months ended June 30, 2001, and from the Company’s inception (February 7, 2000) through June 30, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Modern MFG Services, Inc. as of June 30, 2001, and the results of its operations and its cash flows for the five months ended June 30, 2001, and from the Company’s inception (February 7, 2000) through June 30, 2001, in conformity with generally accepted accounting principles.

Jonathon P. Reuben, C.P.A.
Accountancy Corporation
Torrance. California
September 20, 2001

MODERN MFG SERVICES, INC. (A Development Stage Company) BALANCE SHEET

JUNE 30, 2001

Assets

	Total Current Assets	$ -

	Other Assets
	Capitalized website development costs	167,908

	Total Assets	$ 167,908

Liabilities and Stockholders' Deficit

	Current Liabilities
	Consulting fees payable	$ 32,500
	Payable to officers and affiliates	241,095

	Total Current Liabilities	273,595

	Stockholders' (Deficit)
	Common Stock, no par value; authorized
	50,000,000 shares; issued and outstanding
	11,525,000 shares as of June 30, 2001	23,241
	Deficit Accumulated During the Development Stage	(128,928)

	Total Stockholders' (Deficit)	(105,687)

	Total Liabilities and Stockholders' (Deficit)	$ 167,908

The accompanying notes are an integral part of these financial statements.

MODERN MFG SERVICES, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

		From Inception
	For the Five	(February 7, 2000)
	Months Ended	Through
	June 30, 2001	June 30, 2001

Income	$ -	$ -

Operating Expenses
Website development expense	-	59,287
General and administrative expenses 52,841		69,641
	52,841	128,928

Net Loss and Accumulated Deficit $ (52,841)		$ (128,928)

Basic Loss Per Share	$ (0.0046)

Weighted Average Common
Shares Outstanding	11,525,000

The accompanying notes are an integral part of these financial statements.

MODERN MFG SERVICES, INC.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' (DEFICIT)
FROM THE COMPANY'S INCEPTION (FEBRUARY 7, 2000) THROUGH JUNE 30, 2001

			Deficit
			Accumulated
			During the
	Common Stock		Development
	Shares	Amount	Stage

Shares issued for cash	11,516,000	$ 11,516	$ -
Shares issued for services	9,000	11,725
Net loss from the Company's inception
(February 7, 2000) through January 31, 2001	-	-	(76,087)

Balance - January 31, 2001 - Restated	11,525,000	$ 23,241	$ (76,087)

Net loss for the five months ended June 30, 2001	-	-	(52,841)

Balance - June 30, 2001	11,525,000	23,241	(128,928)

The accompanying notes are an integral part of these financial statements.

MODERN MFG SERVICES, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
From Inception (February 7, 2000) through January 31, 2001

		From Inception
	For the Five	(February 7,2000)
	Months Ended	Through
Cash Flows from Operating Activities	June 30, 2001	June 30, 2001

Net Loss	$ (52,841)	(128,928)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Stock issued for services	-	11,725
(Increase) decrease in assets
(Increase) in capitalized software development costs	(60,000)	(167,908)
Increase (Decrease) in Liabilities
Increase in payable to officers and affiliates 80,341	241,095
Increase in consulting fee payable	32,500	32,500

Net cash use in operating activities	-	(11,516)

Cash Flows from Investing Activities

Net cash provided (used) in investing activities	-	-

Cash Flows from Financing Activities
Gross proceeds from private offerings	-	11,516

Net cash provided by financing activities	-	11,516

Net Increase (Decrease) in Cash and Cash
Equivalents	-	-

Ending Balance - Cash and Cash Equivalents	$ -	-

Supplemental Information:

Cash Paid For:

Interest Expense	$-	$ -
Income Taxes	$-	$ -

Non-cash investment and financing information

During the five months ended June 30, 2001, the Company issued 9,000 shares of its common stock to a consultant in the cancellation of $11,725 of indebtedness.

The accompanying notes are an integral part of these financial statements.

MODERN MFG SERVICES, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

Modern MFG Services, Inc. (the "Company") was organized as a joint venture in February 2000, for the purpose of developing a service organization using modern technology through the Internet for machinists, machine shops, and customers, to make contact, bid for jobs and other related matters. The total capital raised by the joint venture was $11,516, which was received by the Company’s President and used in the operations of the Company. On December 8, 2000, the joint venture was reorganized when it incorporated in the State of Washington. In exchange for all of the joint venture interests, the Company issued 11,516,000 shares of its common stock.

The Company is in the development stage as defined in FASB Statement 7. The Company has not paid any dividends and dividends, that may be paid in the future, will depend on the financial requirements of the Company and other relevant factors.

Note 2 - Summary of Significant Accounting Policies

a. Capitalized Web Site Development Costs

The Company accounts for the costs incurred in the development of its website pursuant to Statement of Position 98-1. Costs incurred in the planning stage of the web site are expensed as incurred. Costs incurred in developing the website including its application, infrastructure, coding, and graphics, are capitalized and will be amortized over the expected useful life of the web site upon its completion.

b. Net Loss Per Share

The Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings Per Share” (“EPS”) that established standards for the computation, presentation and disclosure of earnings per share, replacing the presentation of Primary EPS with a presentation of Basic EPS. Basic weighted average shares outstanding as of June 30, 2001 was 11,525,000 shares.

c. Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers cash and cash equivalents to include all stable, highly liquid investments with maturities of three months or less.

d. Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MODERN MFG SERVICES, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

e. Income Taxes

The Company accounts for its income taxes under the provisions of Statement of Financial Accounting Standards 109 ("SFAS 109"). The method of accounting for income taxes under SFAS 109 is an asset and liability method. The asset and liability method requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases of other assets and liabilities.

f. Fair Value of Financial Instruments

Pursuant to SFAS No. 107, “Disclosures About Fair Value of Financial Instruments”, the Company is required to estimate the fair value of all financial instruments included on its balance sheet as of January 31, 2001. The Company considers the carrying value of such amounts in the financial statements to approximate their face value.

g. Issuances Involving Non-cash Consideration

All issuances of the Company’s stock for non-cash consideration have been assigned a dollar amount equaling either the market value of the shares issued or the value of consideration received whichever is more readily determinable. The majority of the non-cash consideration received pertains to services rendered by consultants and others.

h. New Accounting Pronouncements

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and displaying comprehensive income and its components in financial statements. The Company adopted the provisions of SFAS No. 130 in 2000, but has had no elements of comprehensive income since inception.

SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information”, establishes a new model for segment reporting, called the “management approach” and requires certain disclosures for each segment. The management approach is based on the way the chief operating decision-maker organizes segments within a company for making operating decisions and assessing performance. The Company adopted the provisions of SFAS No. 131 in 2000, but it currently is in the development stage.

MODERN MFG SERVICES, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 3 - Transactions with Officers and Affiliates

During 2001, the Company’s officers were involved in the concept and development of the website along with an unrelated consultant. For services rendered by the Company’s President for the five month period ended June 30, 2001, the Company was billed a totaled $32,500. The total balance due him from the Company as of June 30, 2001 amounts to $107,475.

The services rendered by the Company’s Vice-President were billed to the Company and for the five months ended June 30, 2001 amounted to $27,500. The total owed him by the Company as of June 30, 2001 totaled $97,070.

During the five months ended June 30, 2001, the Company operated out of the President’s facilities. For the use of the facilities, the Company was billed $20,341. The balance owed as of June 30, 2001 amounts to $36,541.

The total balance owed for the above services and costs as of June 30, 2001, totaled $241,086, which is fully due when the Company has sufficient capital to make payment.

Note 4 – Consulting Fees Payable

In development of the website, the Company retained a consultant. As of January 31, 2001, the total consulting fee was $11,725 which was paid through the issuance of 9,000 shares of the Company's common stock.

Note 5 - Income Taxes

Prior to incorporating, the Company will be treated as a partnership for income tax reporting purposes. The losses it incurred as a joint venture will be allocated to its joint venture holders on a pro rata basis. The net operating losses incurred by the Corporation through June 30, 2001 amount to approximately $66,000.

Note 6. Subsequent Events

On July 6, 2001, the agreement to acquire all of the Company’s outstanding common stock by MPEG Super Site, Inc. was consummated. Under the terms of the agreement, MPEG will issue one share of its common stock in exchange for receiving one share of the Company’s common stock.

On August 20, 2001, the Company cancelled the $32,500 obligation it owed the two consultants through the issuance of 450,000 shares of the common stock of MPEG Super Site, Inc.

MPEG SUPER SITE, INC.
Unaudited Pro Forma Combined Balance Sheets

	MPEG	Modern MFG
	Super Site, Inc	Services, Inc.	Pro forma	Proforma
	June 30, 2001	June 30, 2001	Adjustments	Company
			(Restated)
ASSETS

Current Assets
Cash	$ 145	$-	$-	$ 145
Accounts receivable	7,000	-	-	7,000

Total Current Assets	7,145	-	-	7,145

Other Assets
Deposits	40,150	-	-	40,150
Capitalized website development costs -		167,908	-	167,908

Total Assets	$ 47,295	$ 167,908	-	$ 215,203

LIABILITIES AND STOCKHOLDER’S (DEFICIT)
Current Liabilities
Accounts payable	130,244	-	-	130,244
Accrued liabilities	175,001	32,500	-	207,501
Due to related parties	216,947	241,095	-	458,042

Total Current Liabilities	522,192	273,595	-	795,787

Long term debt	-	-	-	-

Total Liabilities	522,192	273,595	-	795,787

Stockholders' (Deficit)
Common stock	$ 16,294	$ 23,241	1) (15,479)	24,056
			1) 11,525
Additional paid in capital	720,402	-	1) 15,479	735,881
			1) (11,525)
Retained earnings (deficit)	(1,211,593)	(128,928)	(1,340,521)

Total Stockholders' (Deficit)	(474,897)	(105,687)	-	(580,584)

Total Liabilities
and Stockholders' (Deficit)	$ 47,295	$ 167,908	$-	$ 215,203

1) To reflect the 20:1 reverse stock split.

2) Issuance of 11,525,000 shares of MPEG Super Site, Inc. common stock in exchange for 100% of the outstanding stock of Modern MFG Services, Inc.

MPEG SUPER SITE, INC.
Unaudited Proforma Combined Statement of Operations

MPEG	Modern MFG
Super Site, Inc	Services, Inc.		Proforma
For the Year	For the Year
Ended	Ended
June 30, 2001	June 30, 2001	Proforma	Combined
		Adjustments	Company
Revenue $ -	$-	$ -	$ -
Operating expenses
General and administrative expenses (84,771)	(126,928)	-	(211,699)
Net Loss $ (84,771)	$(126,928)	$ -	$ (201,699)
Basic Loss Per Share $ (0.1040)	$ (0.0110)	$ -	$ (0.0163)
Weighted Average Shares Outstanding
1) 814,985 1) 11,525,000			12,339,985

1) Restated to reflect the 20:1 reverse stock split.

2) Issuance of 11,525,000 shares of MPEG Super Site, Inc. common stock in exchange for 100% of the.
outstanding stock of Modern Mfg Services, Inc.

Pro Forma Combined Financial Data

The Unaudited Pro Forma Combined Balance Sheet of MPEG Super Site, Inc. (“the Company”), together with the Unaudited Pro Forma Combined Statement of Operations, have been prepared to illustrate the estimated effect of the Company’s acquisition of Modern MFG Services, Inc. as if the acquisition took place on June 30, 2001. The Pro Forma Financial Statements should be read in conjunction with the separate historical financial statements of the Company and Modern MFG Services, Inc. and related notes thereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Modern MFG Services, Inc.

/S/ Bruce Tomiyama
By: Bruce Tomiyama
Director, Modern MFG Services, Inc.

Dated: October 5, 2001